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                                                                  EXHIBIT 10.01


                          1995 NON-EMPLOYEE DIRECTORS'
                              STOCK OPTION PLAN OF
                                LDI CORPORATION

         1. PURPOSE OF THE PLAN. This 1995 Non-Employee Directors' Stock Option Plan of LDI Corporation adopted on this 27th day of March, 1995, is intended to encourage directors of the Company who are not officers or key employees of the Company or any of its Subsidiaries to acquire or increase their ownership of common stock of the Company. The opportunity so provided is intended to foster in participants an incentive to put forth maximum effort for the continued success and growth of the Company and its Subsidiaries, to aid in retaining individuals who put forth such efforts, and to assist in attracting the best available individuals to the Company in the future.

         2. DEFINITIONS. When used herein, the following terms shall have the meaning set forth below:

                 2.1      "Board" means the Board of Directors of LDI
         Corporation.

                 2.2 "Code" means the Internal Revenue Code of 1986, as in effect at the time of reference, or any successor revenue code which may hereafter be adopted in lieu thereof.

                 2.3      "Company" means LDI Corporation.

                 2.4 "Directors" means directors who serve on the Board and who are not officers or key employees of the Company or any of its Subsidiaries.

                 2.5 "ERISA" means the Employee Retirement Income Security Act of 1974, as in effect at the time of reference, or any successor law which may hereafter be adopted in lieu thereof, and any reference to any specific provisions of ERISA shall refer to the corresponding provisions of ERISA as it may hereafter be amended or replaced.

                 2.6 "Exchange Act" means the Securities Exchange Act of 1934, as in effect at the time of reference, or any successor law which may hereafter be adopted in lieu thereof, and any reference to any specific provisions of the Exchange Act shall refer to the corresponding provisions of the Exchange Act as it may be amended or replaced.

                 2.7 "Fair Market Value" means with respect to the Shares, (i) the closing price of the Shares on the principal stock exchange on which Shares are then traded or admitted to trading, on the last business day prior to the date on which the value is to be determined, (ii) if no sales take place on such day on any such exchange, the average of the last reported closing bid and asked prices on such day as officially quoted on any such exchange, or (iii) if the Shares are not then listed or admitted to trading on any such exchange, the average of the last reported closing bid and asked prices on such day on the over-the-counter market. For purposes of this Section 2.7. the National Association of Securities Dealers National Market System shall be deemed a principal stock exchange.


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                 2.8      "Option" means the right to purchase the number of
         Shares specified by the Plan at a price and for a term fixed by the Plan, and subject to such other limitations and restrictions as the Plan and the Board impose.

                 2.9 "Option Agreement" means a written agreement in such form as may be, from time to time, hereafter approved by the Board, which shall be duly executed by the Company and the Director and which shall set forth the terms and conditions of an Option under the Plan.

                 2.10 "Plan" means the 1995 Non-Employee Directors' Stock Option Plan of LDI Corporation.

                 2.11 "Regulation T" means Part 220, chapter II, title 12 of the Code of Federal Regulations, issued by the Board of Governors of the Federal Reserve System pursuant to the Exchange Act, as amended from time to time.

                 2.12 "Rule 16b-3" means Rule 16b-3 of the General Rules and Regulations of the Securities and Exchange Commission as in effect at the time of reference, or any successor rules or regulations which may hereafter be adopted in lieu thereof, and any reference to any specific provisions of Rule 16b-3 shall refer to the corresponding provisions of Rule 16b-3 as it may hereafter be amended or replaced.

                 2.13 "Shares" means shares of the Company's $.01 par value common stock or, if by reason of the adjustment provisions contained herein any rights under an Option under the Plan pertain to any other security, such other security.
                 2.14 "Subsidiary" or "Subsidiaries" means any corporation or corporations other than the Company in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                 2.15 "Successor" means the legal representative of the estate of a deceased Director or the person or persons who shall acquire the right to exercise or receive an Option by bequest or inheritance or by reason of the death of the Director.

                 2.16 "Term" means the period during which a particular Option may be exercised.

         3. STOCK SUBJECT TO THE PLAN. There will be reserved for use, upon the exercise of Options to be granted from time to time under the Plan, an aggregate of 150,000 Shares, which Shares may be, in whole or in part, as the Board shall from time to time determine, authorized but unissued Shares, or issued Shares which shall have been reacquired by the Company. Any Shares subject to issuance upon exercise of Options but which are not issued because of a surrender, lapse, expiration or termination of any such Option prior to issuance of the Shares shall once again be available for issuance in satisfaction of Options.

         4. ADMINISTRATION OF THE PLAN. Subject to the provisions of the Plan, the Board shall have full authority, in its discretion, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to



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the Plan, and generally to interpret and determine any and all matters whatsoever relating to the administration of the Plan and the granting of Options hereunder.

         5.  GRANT OF OPTIONS.

                 5.1      Existing Directors.   Each Director who is a Director
         on the date the Plan becomes effective (other than Robert S. Kendall, Michael R. Kennedy and Thomas A. Cutter) shall be granted an Option on such date to purchase 10,000 Shares without further action by the Board. On each third anniversary of the date the Plan becomes effective, each such Director who is still a Director on such anniversary date shall be granted an additional Option to purchase 10,000 Shares without further action by the Board.

                 5.2 Future Directors. Each Director who joins the Board after the date the Plan becomes effective shall be granted an Option on the first day of his initial term on the Board (the "Initial Grant Date") to purchase 10,000 Shares without further action by the Board. On each third anniversary of the Initial Grant Date, if the Director is still a Director on such anniversary date, such Director shall be granted an additional Option to acquire 10,000 Shares without further action by the Board.

                 5.3 Limitations. If the number of Shares available to grant under the Plan on a scheduled date of grant is insufficient to make all automatic grants required to be made pursuant to the Plan on such date, then each eligible Director shall receive an Option to purchase a pro rata number of the remaining Shares available under the Plan; provided further, however, that if such proration results in fractional Shares, then such Option shall be rounded down to the nearest number of whole Shares.

         6.  BASIC STOCK OPTION PROVISIONS.

                 6.1 Option Price. The option price per Share of any Option granted under the Plan shall be the Fair Market Value of a Share on the date the Option is granted.

                 6.2      Terms of Options.        Options granted hereunder
         shall be exercisable for a Term beginning six (6) months from the date of grant and ending ten (10) years from the date of grant, but shall be subject to earlier termination as hereinafter provided. Except as otherwise provided in the Plan, prior to its expiration or termination, an Option granted hereunder may be exercised as to any part or all of the Shares subject to the Option at any time during the Term.

                 6.3 Termination of Directorship. In the event a Director ceases to be a member of the Board (other than by reason of death or disability), then an Option may be exercised by the Director (to the extent that the Director was entitled to do so at the termination of his or her directorship) at any time within three (3) months after he or she ceases to be a member of the Board, but not beyond the Term of the Option, or prior to the approval of the Plan by the Company's stockholders.

                 6.4 Death or Disability of Director. If a Director dies or becomes disabled while he or she is a member of the Board, or within three (3) months after he or she ceases to be a




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         member of the Board, an Option may be exercised (to the extent the
         Director shall have been entitled to do so at the time of his or her death or disability) by the Director's Successor in the event of death, or by the Director or his or her personal representative, as the case may be, in the event of disability, at any time within one
         (1) year after he or she ceases to be a member of the Board on account of such death or disability, but not beyond the Term of the Option or prior to the approval of the Plan by the Company's stockholders.

         7.  EXERCISE OF RIGHTS UNDER OPTIONS.

                 7.1 Notice of Exercise. A Director entitled to exercise an Option may do so by delivery of a written notice to that effect specifying the number of Shares with respect to which the Option is being exercised and any other information the Board may require. The notice shall be accompanied by payment in full of the purchase price of any Shares to be purchased, which payment shall be made (i) in cash, (ii) by delivery of certificates of Shares held for more than six (6) months, duly endorsed in blank, equal in value to the purchase price of the Shares to be purchased based on their Fair Market Value at the time of exercise or (iii) a combination thereof. No Shares shall be issued upon exercise of an Option until full payment has been made therefor. All notices or requests provided for herein shall be delivered to the Company's Secretary, or such other person as the Board may designate. No fractional Shares shall be issued.

                 7.2 Cashless Exercise Procedures. The Company, in its sole discretion, may establish procedures whereby a Director, subject to the requirements of Rule 16b-3, Regulation T, federal income tax laws, and other federal, state and local tax and securities laws, can exercise an Option or a portion thereof without making a direct payment of the option price to the Company. If the Company so elects to establish a cashless exercise program, the Company shall determine, in its sole discretion, and from time to time, such administrative procedures and policies as it deems appropriate and such procedures and policies shall be binding on any Director wishing to utilize the cashless exercise program.

         8. OTHER OPTION TERMS AND CONDITIONS. Each Option or each Option Agreement evidencing the grant of an Option shall contain such other terms and conditions not inconsistent herewith as shall be approved by the Board.

         9. RIGHTS OF OPTION HOLDER. The holder of an Option shall not have any of the rights of a stockholder with respect to the Shares subject to purchase or receipt under his or her Option, except to the extent that one or more certificates for such Shares shall be issuable to the holder upon the due exercise of the Option and the payment in full of the purchase price therefor.

         10. NONTRANSFERABILITY OF OPTIONS. An Option shall not be transferable, other than: (a) by will or the laws of descent and distribution, and an Option may be exercised, during the lifetime of the holder of the Option, only by the holder, or in the event of death, the holder's Successor, or in the event of disability, the holder's personal representative, or (b) pursuant to a qualified domestic relation order, as defined in the Code or ERISA or the rules thereunder, in which case the Option shall be exercisable in accordance with such order.



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         11.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.  In the event of changes in all of the outstanding Shares by reason of stock dividends, stock splits, reclassifications, recapitalizations, mergers, consolidations, combinations, or exchanges of shares, separations, reorganizations or liquidations, or similar events, or in the event of extraordinary cash or non-cash dividends being declared with respect to the Shares, or similar transactions or events, the number and class of Shares available under the Plan in the aggregate, the number and class of Shares subject to Options theretofore granted, applicable purchase prices and all other applicable provisions, shall, subject to the provisions of the Plan, be equitably adjusted by the Board (which adjustment may, but need not, include payment to the holder of an Option, in cash or in shares, in an amount equal to the difference between the price at which such Option may be exercised and the then current Fair Market Value of the Shares subject to such Option as equitably determined by the Board). The foregoing adjustment and the manner of application of the foregoing provisions shall be determined by the Board, in its sole discretion. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to an Option.

         12. FORMS OF OPTIONS. An Option shall be granted hereunder on the date or dates specified in the Plan. Whenever the Plan provides for the receipt of an Option by a Director, the Company's Secretary or such other person as the Board shall appoint, shall forthwith send notice thereof to the Director, in such form as the Board shall approve, stating the number of Shares subject to the Option, its Term, and the other terms and conditions thereof. The notice shall be accompanied by a written Option Agreement, in such form as may from time to time hereafter be approved by the Board, which shall have been duly executed by or on behalf of the Company. Execution by the Director to whom such Option is granted of said Option Agreement in accordance with the provisions set forth in this Plan shall be a condition precedent to the exercise of any Option.

         13.  TAXES.

                 13.1 Right to Withhold Required Taxes. The Company shall have the right to require a person entitled to receive Shares pursuant to the exercise of an Option under the Plan to pay the Company the amount of any taxes which the Company is or will be required to withhold, if any, with respect to such Shares before the certificate for such Shares is delivered pursuant to the Option. Furthermore, the Company may elect to deduct such taxes from any other amounts then payable in cash or in shares or from any other amounts payable any time thereafter to the Director.

                 13.2 Director Election to Withhold Shares. A Director may satisfy the withholding tax liability, if any, with respect to the exercise of an Option, by having the Company withhold Shares otherwise issuable upon exercise of the Option if such Director makes an election to do so which satisfies the requirements of Rule 16b-3.

         14. TERMINATION OF THE PLAN. The Plan shall terminate ten (10) years from the date the Plan becomes effective, and an Option shall not be granted under the Plan after that date although the terms of any Option may be amended at any date prior to the end of its Term in accordance with the Plan. Any Option outstanding at the time of termination of the Plan shall continue in full force and effect according to the terms and conditions of the Option and the Plan.


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         15.  AMENDMENT OF THE PLAN.  The Plan may be amended at any time and from time to time by the Board, but no amendment without the approval of the stockholders of the Company shall be made if stockholder approval under Rule 16b-3 would be required. Notwithstanding the foregoing, the Plan may not be amended more than once every six (6) months to change the Plan provisions listed in section (c)(2)(ii)(A) of Rule 16b-3, other than to comport with changes in the Code, ERISA or Rule 16b-3. Notwithstanding the discretionary authority granted to the Board in Section 4 of the Plan, no amendment of the Plan or any Option granted under the Plan shall impair any of the rights of any holder, without the holder's consent, under any then outstanding Option theretofore granted under the Plan.

         16. DELIVERY OF SHARES ON EXERCISE. Delivery of certificates for Shares pursuant to an Option exercise may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any applicable requirements of any federal, state or local law or regulation or any administrative or quasi-administrative requirement applicable to the sale, issuance, distribution or delivery of such Shares. The Board may, in its sole discretion, require a Director to furnish the Company with appropriate representations and a written investment letter prior to the exercise of an Option or the delivery of any Shares pursuant thereto.

         17. FEES AND COSTS. The Company shall pay all original issue taxes on the exercise of any Option granted under the Plan and all other fees and expenses necessarily incurred by the Company in connection therewith.

         18. EFFECTIVENESS OF THE PLAN. The Plan shall be approved by the Board. The Plan shall thereafter be submitted to the Company's stockholders for approval and unless the Plan is approved by the affirmative votes of the holders of shares having a majority of the voting power of all shares represented at a meeting duly held in accordance with Delaware law within twelve (12) months after being approved by the Board, the Plan and all Options made under it shall be void and of no force and effect. The Plan shall become effective on the date specified by the Board.

         19. OTHER PROVISIONS. As used in the Plan, and in Option Agreements and other documents prepared in implementation of the Plan, references to the masculine pronoun shall be deemed to refer to the feminine or neuter, and references in the singular or the plural shall refer to the plural or the singular, as the identity of the person or persons or entity or entities being referred to may require. The captions used in the Plan and in such Option Agreements and other documents prepared in implementation of the Plan are for convenience only and shall not affect the meaning of any provision hereof or thereof.

         20. DELAWARE LAW TO GOVERN. This Plan shall be governed by and construed in accordance with the laws of the State of Delaware.


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